Prospectus dated July 31, 2001

AFBA 5Star Fund, Inc.

AFBA 5Star Balanced Fund
AFBA 5Star Equity Fund
AFBA 5Star High Yield Fund
AFBA 5Star USA Global Fund

Class I Shares

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Prospectus dated July 31, 2001

AFBA 5Star Fund, Inc.

MANAGER:
AFBA 5STAR INVESTMENT MANAGEMENT COMPANY

SUB-ADVISER:
KORNITZER CAPITAL MANAGEMENT, INC.

DISTRIBUTED BY:
PFPC DISTRIBUTORS, INC.

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Investment Objectives and Principal Investment Strategies

The investment objectives and the manner in which the AFBA 5Star Funds will pursue their objectives are as follows:

  AFBA 5Star Balanced Fund - seeks long-term capital growth and high current income by investing in common stocks, convertible bonds and convertible preferred stocks and corporate fixed income securities, many of which can be high-yielding, high risk securities.
  AFBA 5Star Equity Fund - seeks long-term capital growth by investing at least 80% of its assets in common stocks of large capitalization companies most of which are listed on the New York Stock Exchange.
  AFBA 5Star High Yield Fund - seeks high current income with long-term capital growth as a secondary objective by investing at least 80% of its assets in high yielding, high risk fixed income securities.
  AFBA 5Star USA Global Fund - seeks long-term capital growth by investing in common stocks of companies based in the United States that receive greater than 40% of their revenues or income from global sales and operations.
  The international operations of these U.S.-based companies will provide investors with exposure to at least three foreign countries.

Market Capitalization:
How much a company is considered to be worth. It equals the number of outstanding shares times the share price. Larger capitalization companies are those in excess of $1 billion while smaller capialization companies are valued under that figure.

Each Fund's principal investment strategies used are described below:

  AFBA 5Star Balanced Fund invests in a combination of common stocks, high yield, high risk corporate bonds and high yield, high risk convertible securities. The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the sub-adviser's view of economic conditions and underlying security values. Usually, the sub-adviser will invest at least 25% of the Fund's assets in equity securities and at least 25% in fixed-income securities.
  AFBA 5Star Equity Fund invests in companies that meet specific cash flow criteria and/or are expected to benefit from long-term industry and technological trends that are likely to positively impact company performance. The cash flow criteria used by the sub-adviser focuses on consistency and predictability of cash generation. Separately, long-term trends are identified with the purpose of investing in companies that should have favorable operating environments over the next three to five years. The final stock selection process includes: 1) ongoing fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis.
  AFBA 5Star High Yield Fund uses extensive fundamental research to identify potential fixed income investment opportunities among higher risk, higher yielding securities. Emphasis is placed on relative value and good corporate management. Specifically, the sub-adviser may look at a number of past, present and estimated factors such as: 1)
  financial strength of the issuer; 2) cash flow; 3) management; 4) borrowing requirements; and 5) responsiveness to changes in interest rates and business conditions.
  AFBA 5Star USA Global Fund identifies companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-adviser then selects securities based on:
  1) fundamental analysis of industries and the economic cycle; 2) company-specific analysis such as product cycles, management, etc.; 3) rigorous valuation analysis; and, 4) the issuer must have substantial international operations.

Temporary Investments - The Funds intend to hold a small percentage of cash or high quality, short-term debt obligations for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality short-term debt obligations or other defensive investments for temporary investment purposes. During these times, a Fund may not achieve its investment objective. Also, keep in mind that a temporary defensive strategy still has the potential to lose money.

The objectives and policies described above determine how the Funds are managed and may only be changed with the approval of the corresponding Fund's shareholders.

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Principal Risk Factors

Default risk: The possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds.

Market Risks - Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Funds (except AFBA 5Star High Yield) normally invest in equity securities, the value of these Funds will go up and down. For example, with any mutual fund, there is a risk that you could lose money by investing in the Funds.

Each Fund's success depends largely on the sub-adviser's ability to select favorable investments. Also, different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks. Because of this, the Funds will perform better or worse than other types of funds depending on what is in "favor."

Fixed Income Risks - The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond's maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

High Yield Risks - AFBA 5Star Balanced and AFBA 5Star High Yield Funds invest in lower-rated, high yielding bonds (so-called "junk bonds"). These bonds have a greater degree of default risk than higher-rated bonds. Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies. Lower-rated securities also tend to have less liquid markets than higher-rated securities. In addition, market prices of lower-rated bonds tend to react more negatively to adverse economic or political changes, investor perceptions or individual corporate developments than higher-rated bonds.

International Risks - International investing poses additional risks such as currency fluctuation and political instability. However, AFBA 5Star USA Global Fund limits these risks by investing only in U.S. companies with securities. traded in the U.S. and denominated in U.S. dollars. While this eliminates direct foreign investment, the companies the Fund invests in will experience these risks in their day-to-day business dealings. These risks are inherently passed on to the company's shareholders and in turn, to the Fund's shareholders..

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Past Performance

The performance information provides an indication of the risks of investing in the Funds. The tables show the total returns generated by the respective Fund for each calendar year, and how each Fund's average annual returns for certain periods compare with those of a relevant, widely recognized benchmark. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Fund. A Fund's past performance is not necessarily an indication of how a Fund will perform in the future.

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AFBA 5Star Balanced Fund

Annual Total Return as of December 31 of Each Year

Year-to-Date Return as of June 30, 2001 = 6.48%
Best Quarter Ended March 31, 2000 = 9.97%
Worst Quarter Ended September 30, 1998 = (11.86%)

Average Annual Total Return as of December 31, 2000
	1 Year	Annualized Total Return Since Inception[1]

AFBA 5Star Balanced Fund	11.2%	6.38%

S&P 500 Index 2	(9.10%)	14.68%

S&P 500 Index and Merrill Lynch Bond Fund Weighted Average [3]	1.61%	9.97%

1 Inception Date = June 3, 1997

2 The S&P 500 Index is a capitalization weighted index of five hundred large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees.

3 The second performance figure shown for comparison purposes is a weighted average made up of equal parts of the
S&P 500 Index and the Merrill Lynch Bond Fund Index.

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AFBA 5Star Equity Fund

Annual Total Return as of December 31 of Each Year

Year-to-Date Return as of June 30, 2001 = (6.74%)
Best Quarter Ended December 31, 1998 = 16.47%
Worst Quarter Ended September 30, 1998 = (16.37%)

Average Annual Total Return as of December 31, 2000
	1 Year	Annualized Total Return Since Inception[1]

AFBA 5Star Equity Fund	20.18%	8.19%

S&P 500 Index 2	(9.10%)	14.68%

1 Inception Date = June 3, 1997

2 The S&P 500 Index is a capitalization weighted index of five hundred large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees.

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AFBA 5Star High Yield Fund

Annual Total Return as of December 31 of Each Year

Year-to-Date Return as of June 30, 2001 = 9.25%
Best Quarter Ended September 30, 2000 = 5.60%
Worst Quarter Ended September 30, 1998 = (6.27%)

Average Annual Total Return as of December 31, 2000
	1 Year	Annualized Total Return Since Inception[1]

AFBA 5Star High Yield Fund	7.7%	4.53%

Lipper High Yield Fund Index 2	(8.31%)	1.04%

1 Inception Date = June 3, 1997

2 The Lipper High Yield Fund Index is a widely recognized index of high yield fund prices. The Index assumes reinvestment of all dividends/distributions and does not reflect the deduction of any investment management fees.

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AFBA 5Star USA Global Fund

Annual Total Return as of December 31 of Each Year

Year-to-Date Return as of June 30, 2001 = (6.85%)
Best Quarter Ended December 31, 1999 = 19.48%
Worst Quarter Ended September 30, 1998 = (10.30%)

Average Annual Total Return as of December 31, 2000
	1 Year	Annualized Total Return Since Inception[1]

AFBA 5Star USA Global Fund	8.7%	8.73%

S&P 500 Index 2	(9.10%)	14.68%

1 Inception Date = June 3, 1997

2 The S&P 500 Index is a capitalization weighted index of five hundred large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees.

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Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each AFBA 5Star Fund.

	AFBA 5Star Balanced Fund	AFBA 5Star Equity Fund	AFBA 5Star High Yield Fund	AFBA 5Star USA Global Fund
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None*	None*	None*	None*
Exchange Fee	None	None	None	None

*A $10 fee is imposed for redemptions by wire.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) fees	None	None	None	None
Other Expenses	0.30%	0.29%	0.39%	0.27%
Annual Fund Operating Expenses	1.10%	1.09%	1.19%	1.07%
Less Adviser's Fee Waiver/Expenses Arrangements 1	(0.02%)	(0.01%)	(0.11%)	(0.00%)
Actual Total Annual Fund Operating Expenses	1.08%	1.08%	1.08%	1.07%

The expense percentages set forth above are based on each Fund's annual operations for the fiscal year ended March 31, 2001.

1  On March 26, 2001, AFBA 5Star Investment Management Company entered into a contractual arrangement to waive fees and/or pay expenses of the Funds to the extent necessary to limit each Fund's Total Annual Operating Expenses to no more than 1.08% of average annual net assets for a period of at least three years.

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Fee Examples

The following examples are intended to help you compare the cost of investing in each AFBA 5Star Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year

		3 Years	5 Years*	10 Years*
AFBA 5Star Balanced Fund	$110	$343	$600	$1,335
AFBA 5Star Equity Fund	$110	$343	$598	$1,326
AFBA 5Star High Yield Fund	$110	$343	$621	$1,412
AFBA 5Star USA Global Fund	$109	$340	$590	$1,306

The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.

* Please note that only the first, second and third year in the Five Years and Ten Years examples reflect the effects of the
Manager's contractual fee waiver. The amounts for the fourth through tenth years assume that no fee waiver was continued.

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Manager and Sub-Adviser

AFBA 5Star Investment Management Company (the "Manager"), a corporation organized under the laws of the
Commonwealth of Virginia, acts as the Fund's investment and business manager and is a registered investment adviser under the Investment Advisers Act of 1940. Pursuant to the current Management Agreement for each of the Funds, the
Manager is responsible for providing or obtaining investment management and related administrative services for the
Funds. The sole business of the Manager is the management of the Funds, which currently have approximately $115 million in total assets under management. The Manager is a wholly-owned subsidiary of 5Star Financial Company and, ultimately, a wholly-owned subsidiary of Armed Forces Benefit Association ("AFBA"), which was organized in 1947 to provide low-cost life insurance for military families. As AFBA's eligibility criteria have expanded over the years, so has its services, which now include banking products, mutual funds, health insurance and financial services. Lt. General C.C.
Blanton, USAF (Ret.), serves as the Chairman of the Manager's Board of Directors, as well as Chairman of the Board of
Directors of the Funds.

The Manager employs at its own expense Kornitzer Capital Management, Inc. ("KCM") as sub-adviser to manage the assets of the Funds on a day-to-day basis. KCM is an independent investment advisory firm founded in 1989. Its experienced investment analysis and research staff serves a broad variety of individual, corporate and other institutional clients. The AFBA 5Star Funds are managed by a team of four individuals. John Kornitzer has over 29 years of investment experience. He served as investment manager at several Fortune 500 companies prior to founding KCM in
1989. Kent Gasaway joined KCM in 1991 and is a Chartered Financial Analyst with 17 years of research and management experience. He holds a B.S. in Business Administration from Kansas State University. Mr. Gasaway is the lead manager for the AFBA 5Star Balanced Fund and the AFBA 5Star High Yield Fund. Tom Laming joined KCM in
1993 and is an experienced aerospace engineer and research analyst. He holds a B.S. in Physics from the University of
Kansas, an M.S. in Aeronautics and Astronautics from MIT, and an MBA from Indiana University. Mr. Laming is the lead manager for the AFBA 5Star USA Global Fund and the AFBA 5Star Equity Fund. Bob Male is a Chartered
Financial Analyst with more than 10 years of investment research experience. Prior to joining KCM in 1997, Bob was an investment manager with USAA, San Antonio, TX, since 1992. He holds a B.S. in Business Administration from the
University of Kansas and an MBA from Southern Methodist University.

For its services, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's average daily net assets. On
March 26, 2001, AFBA 5Star Investment Management Company entered into a contractual arrangement to waive fees and/or pay expenses of the Funds to the extent necessary to limit each Fund's Total Annual Fund Operating Expenses to no more than 1.08% of average annual net assets for a period of at least three years. After this three-year period, the
Manager may determine to continue to control Fund operating expenses under a contractual or voluntary arrangement, or it may end the arrangement.
AFBA 5Star Investment Management Company is located at 909 N. Washington Street, Alexandria, VA 22314.
Kornitzer Capital Management is located at 5420 W. 61st Place, Shawnee Mission, KS 66205.

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Financial Highlight

The financial highlights tables are intended to help you understand each Fund's financial performance since inception.
Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions).
This information has been derived from the Funds' financial statements which have been audited by
PricewaterhouseCoopers LLP for the year ended March 31, 2001 and by Ernst & Young LLP for the two years then ended
March 31, 2000 and for the period June 3, 1997 (inception) to March 31, 1998 and are included in the annual report, which is available upon request.

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AFBA 5Star Balanced Fund

	Years Ended March 31,			June 3, 1997 (Inception Date)
	2001	2000	1999	to March 31, 1998

Net asset value, beginning of period	$ 11.49	$ 10.22	$ 11.39	$ 10.01

Income from investment operations:
Net investment income	0.34	0.41	0.42	0.25
Net gains on securities (both realized and unrealized)	(0.45)	1.32	(1.17)	1.40

Total from investment operations	(0.11)	1.73	(0.75)	1.65

Less distributions:
Dividends from net investment income	(0.35)	(0.43)	(0.40)	(0.23)
Distributions from capital gains	(0.12)	(0.03)	(0.02)	(0.04)

Total distributions	(0.47)	(0.46)	(0.42)	(0.27)

Net asset value, end of period	$ 10.91	$ 11.49	$ 10.22	$ 11.39

Total return*	(0.98%)	17.39%	(6.53%)	16.64%

Ratios/Supplemental Data

Net assets, end of period (in millions)	$ 35	$ 8	$ 5	$ 2
Ratio of expenses to average net assets**	1.06%	1.08%	1.08%	1.08%
Ratio of net investment income to average net assets**	4.05%	4.01%	4.76%	4.06%
Ratio of expenses to average net assets before voluntary expense reimbursement**	1.10%	1.19%	1.33%	1.10%
Ratio of net investment income to average net assets before voluntary expense reimbursement**	4.01%	3.90%	4.51%	4.04%
Portfolio turnover rate	28%	44%	53%	57%

*Total return not annualized for periods less than one full year **Annualized for periods less than one full year

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AFBA 5Star Equity Fund

	Years Ended March 31,			June 3, 1997 (Inception Date)
	2001	2000	1999	to March 31, 1998

Net asset value, beginning of period	$ 14.76	$ 11.54	$ 11.77	$ 10.01

Income from investment operations:
Net investment income	0.03	0.02	0.05	0.06
Net gains on securities (both realized and unrealized)	(1.43)	3.23	(0.22)	1.81

Total from investment operations	(1.40)	3.25	(0.17)	1.87

Less distributions:
Dividends from net investment income	(0.02)	(0.03)	(0.06)	(0.05)
Distributions from capital gains	(0.31)	--	--	(0.06)
Return of capital	(0.27)	--	--	--

Total distributions	(0.60)	(0.03)	(0.06)	(0.11)

Net asset value, end of period	$ 12.76	$ 14.76	$ 11.54	$ 11.77

Total return*	(9.97%)	28.22%	(1.43%)	18.81%

Ratios/Supplemental Data

Net assets, end of period (in millions)	$ 20	$ 13	$ 7	$ 4
Ratio of expenses to average net assets**	1.06%	1.08%	1.08%	1.04%
Ratio of net investment income to average net assets**	0.14%	0.15%	0.61%	0.94%
Ratio of expenses to average net assets before voluntary expense reimbursement**	1.09%	1.13%	1.23%	--
Ratio of net investment income to average net assets before voluntary expense reimbursement**	0.11%	0.10%	0.46%	--
Portfolio turnover rate	29%	31%	64%	76%

*Total return not annualized for periods less than one full year **Annualized for periods less than one full year

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AFBA 5Star High Yield Fund

	Years Ended March 31,			June 3, 1997 (Inception Date)
	2001	2000	1999	to March 31, 1998

Net asset value, beginning of period	$ 8.72	$ 9.12	$ 10.62	$ 10.01

Income from investment operations:
Net investment income	0.84	0.80	0.60	0.34
Net gains on securities (both realized and unrealized)	0.27	(0.42)	(1.49)	0.59

Total from investment operations	1.11	0.38	(0.89)	0.93

Less distributions:
Dividends from net investment income	(0.87)	(0.78)	(0.58)	(0.32)
Distributions from capital gains	(0.15)	--	(0.03)	--

Total distributions	(1.02)	(0.78)	(0.61)	(0.32)

Net asset value, end of period.	$ 8.81	$ 8.72	$ 9.12	$ 10.62

Total return*	13.49%	4.28%	(8.45%)	9.37%

Ratios/Supplemental Data

Net assets, end of period (in millions)	$ 8	$ 5	$ 4	$ 1
Ratio of expenses to average net assets**.	1.06%	1.08%	1.08%	1.08%
Ratio of net investment income to average net assets**	10.55%	9.27%	7.47%	5.51%
Ratio of expenses to average net assets before voluntary expense reimbursement**	1.19%	1.26%	1.46%	1.11%
Ratio of net investment income to average net assets before voluntary expense reimbursement**	10.42%	9.09%	7.09%	5.48%
Portfolio turnover rate	36%	34%	11%	31%

*Total return not annualized for periods less than one full year **Annualized for periods less than one full year

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AFBA Five USA Global Fund

	Years Ended March 31,			June 3, 1997 (Inception Date)
	2001	2000	1999	to March 31, 1998

Net asset value, beginning of period	$ 16.90	$ 11.06	$ 11.17	$ 10.01

Income from investment operations:
Net investment income	0.01	0.01	0.05	0.07
Net gains on securities (both realized and unrealized)	(3.22)	5.86	(0.11)	1.14

Total from investment operations	(3.21)	5.87	(0.06)	1.21

Less distributions:
Dividends from net investment income	--	(0.03)	(0.05)	(0.05)
Distributions from capital gains	(0.55)	--	--	--
Return on capital	(0.06)	--	--	--

Total distributions	(0.61)	(0.03)	(0.05)	(0.05)

Net asset value, end of period	$ 13.08	$ 16.90	$ 11.06	$ 11.17

Total return*	(19.34%)	53.11%	(0.52%)	12.16%

Ratios/Supplemental Data

Net assets, end of period (in millions)	$ 38	$ 15	$ 6	$ 3
Ratio of expenses to average net assets**	1.06%	1.08%	1.08%	1.04%
Ratio of net investment income to average net assets**	(0.08%)	0.03%	0.67%	1.07%
Ratio of expenses to average net assets before voluntary expense reimbursement**	1.07%	1.13%	1.30%	--
Ratio of net investment income to average net assets before voluntary expense reimbursement**	(0.09%)	(0.02%)	0.45%	--
Portfolio turnover rate	14%	36%	19%	42%

*Total return not annualized for periods less than one full year **Annualized for periods less than one full year

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How to Purchase Shares

No Load Funds
There are no sales commissions or Rule 12b-1 distribution fees

How to Buy Shares (see chart on page 15 for details)
By phone, mail or wire
Through Automatic Monthly Investments

Minimum Initial Investment
$500 (unless you use our Automatic Investment Plan)
$100 with an Automatic Monthly Investment Plan
$250 for IRA and Uniform Transfer (Gift) to Minors accounts

Minimum Additional Investment
$100 by mail
$100 by telephone (ACH)
$500 by wire
$50 for Automatic Monthly Investment Plan

Minimum Account Size
You must maintain a minimum account value equal to the current minimum initial investment (usually $500). If your account falls below this amount due to redemptions (not market action) we may ask you to increase the account to the minimum. If you do not bring the account up to the minimum within 60 days after we contact you, we will close the account and send your money to you.

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How to Redeem Shares

You may withdraw from your account at any time in the following amounts:

  any amount for redemptions requested by mail, phone or telegraph
  $1,000 or more for redemptions wired to your account ($10 fee)
  $50 or more for redemptions by a systematic redemption plan (there may be a fee)
  $100 or more for redemptions by automatic monthly exchange to another fund
  $100 or more via ACH; there is no fee but proceeds may take 4 days to reach your account

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Shareholder Services

The following services are also available to shareholders. Please call 1-800-243-9865 for more information:

  Uniform Transfers (Gifts) to Minors accounts
  Accounts for corporations or partnerships
  Sub-Accounting Services for Keogh, tax qualified retirement plans, and others
  Prototype Retirement Plans for the self-employed, partnerships and corporations
  Traditional IRA accounts
  Roth IRA accounts
  Simplified Employee Pensions (SEPs)
  Savings Incentive Match Plan for Employees (SIMPLE Plan)

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How Share Price is Determined

Shares of each Fund are purchased or redeemed at its net asset value per share next calculated after your purchase order and payment or redemption order is received by the Fund. In the case of certain institutions which have made satisfactory payment or redemption arrangements with the Funds, orders may be processed at the net asset value per share next effective after receipt by that institution.

The net asset value is calculated by subtracting from each Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily,
Monday through Friday, at 4:00 p.m. (Eastern Time) on days when the Funds are open for business (generally the same days that the New York Stock Exchange is open for trading). The Funds are generally closed on weekends, national holidays and Good Friday.

Each security owned by a Fund that is listed on an Exchange is valued at its last sale price on that Exchange on the date as of which assets are valued. Where the security is listed on more than one Exchange, each Fund will use the price of that Exchange which it generally considers to be the principal Exchange on which the stock is traded. Lacking sales, the security is valued at the mean between the last bid and asked prices. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last bid and asked prices. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board of Directors.

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Distributions and Taxes

The AFBA 5Star Balanced Fund and the AFBA 5Star High Yield Fund pay distributions from net investment income quarterly, usually in March, June, September and December. The AFBA 5Star Equity Fund and the AFBA 5Star USA
Global Fund pay distributions from net investment income semi-annually, usually in June and December. Distributions from net capital gains realized on the sale of securities will be declared by the AFBA 5Star Balanced Fund annually on or before December 31 and by the AFBA 5Star Equity Fund, AFBA 5Star High Yield Fund and AFBA 5Star USA Global
Fund semi-annually, usually in June and December. Your distributions will be reinvested automatically in additional shares of a Fund, unless you have elected on your original application, or by written instructions filed with the Funds, to have them paid in cash. We automatically reinvest all dividends under $10.00 in additional shares of a Fund. There are no fees or sales charges on reinvestments.

Tax Considerations - On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief
Reconciliation Act of 2001, which includes provisions that significantly reduce individual federal income tax rates and provide additional savings incentive for individuals generally by increasing the maximum annual contribution limits applicable to retirement and education savings programs. You should contact your personal tax advisor if you have questions about how this Act will affect your investment in a Fund. In general, if you are a taxable investor, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. If you invest in a Fund shortly before it makes a distribution, you may receive some or all of your investment back in the form of a taxable distribution.

When you sell your shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different AFBA 5Star Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local tax.
Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

Backup Withholding - By law, the Funds must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S.
resident alien). The Funds also must withhold if the IRS instructs them to do so. When withholding is required, the amount will be 30.5% of your taxable distributions or redemption proceeds for calendar year 2001 after August 6, 2001,
30% for calendar years 2002 and 2003, 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through
2010.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.
Distributions declared in December but paid in January are taxable as if they were paid in December.

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Additional Policies About Transactions

We cannot process transaction requests that are not completed properly as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

Purchases - We may reject orders when not accompanied by payment or when in the best interest of the Funds and their shareholders.

Redemptions - We try to send proceeds as soon as practical. In any event, we send proceeds by the third business day after we receive a properly completed request. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Under certain circumstances, we may pay you proceeds in the form of portfolio securities owned by the Fund being redeemed. If you receive securities instead of cash, you will incur brokerage costs when converting into cash, and will bear market exposure until such conversion.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Market Timers - The Funds may refuse to sell shares to market timers. You will be considered a market timer if you (i) request a redemption of Fund shares within two weeks of an earlier purchase request, (ii) make investments of large amounts of $1 million or more followed by a redemption request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these purposes.

Signature Guarantees - The Funds require a medallion signature guarantee on any redemption over $10,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Please call (888) 578-2733 for information on obtaining a signature guarantee.

Corporations, Trusts and Other Entities - Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Exchanges to Another Fund - You must meet the minimum investment requirement of the AFBA 5Star Fund you are exchanging into. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the prospectus of the Fund being purchased. Call us for a free copy.

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Conducting Business with AFBA 5Star Funds

BY PHONE	HOW TO OPEN AN ACCOUNT	HOW TO ADD TO AN ACCOUNT

1-888-578-2733

You must authorize each type of telephone transaction on your account application or the appropriate form, available from us. All account owners must sign. When you call, we may request personal identification and tape record the call.

If you already have an account with us and you have authorized telephone exchanges, you may call to open an account in another AFBA 5Star Fund by exchange ($500 minimum). The names and registrations on the accounts must be identical.

You may make investments ($100 minimum) by telephone. After we have received your telephone call, we will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Funds and participating banks.

BY MAIL

Initial Purchases and all Redemptions:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P.O. Box 61503
King of Prussia, PA 19406

Overnight Address for All Transactions:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
211 South Gulph Road
King of Prussia, PA 19406

Subsequent Purchases:
c/o PFPC Inc.
P.O. Box 61503
King of Prussia, PA 19406

	Complete and sign the application which accompanies this Prospectus. Your initial investment must meet the minimum amount. Make your check payable to AFBA 5Star Fund, Inc.	Make your check ($100 minimum) payable to AFBA 5Star Fund, Inc. and mail it to us. Always identify your account number or include the detachable reminder stub (from your confirmation statement).

BY WIRE

Boston Safe Deposit & Trust ABA #011001234 Credit: "Name of specific AFBA 5Star Fund" DDA: 021458 FBO: "Shareholder name and new account number"

Call us first to get an account number. We will require information such as your Social Security or Taxpayer Identification Number, the amount being wired ($500 minimum), and the name and telephone number of the wiring bank. Then tell your bank to wire the amount. You must send us a completed application as soon as possible or payment of your redemption proceeds will be delayed.

Wire share purchases ($500 minimum) should include the names of each account owner, your account number and the AFBA 5Star Fund in which you are purchasing shares. You should notify us by telephone that you have sent a wire purchase order to Boston Safe Deposit & Trust.

Through Automatic Transaction Plans
You must authorize each type of automatic transaction on your account application or complete an authorization form, available from us upon request. All registered owners must sign.

Not applicable.

Automatic Monthly Investment
You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. We will draft your checking account on the same day each month in the amount you authorize.

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HOW TO SELL SHARES	HOW TO EXCHANGE SHARES

You may redeem shares by telephone ($10,000 maximum) if, when you opened your account, you authorized the telephone redemption privilege. If you have not authorized telephone redemptions and wish to do so, please call 1-888-578-2733 for instructions and the appropriate form.

You may exchange shares ($1,000 minimum or the initial minimum fund requirement) for shares in another AFBA 5Star Fund. The shares being exchanged must have been held in open account for 15 days or more.

In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed. We will send funds only to the address of record.

In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged ($1,000 minimum) and the AFBA 5Star Money Market or AFBA 5Star Fund into which the amount is being transferred.

Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $10 fee is deducted. If we receive your written request before 4:00 P.M. (Eastern Time) we will normally wire funds the following business day. If we receive your written request after 4:00 P.M. (Eastern Time), we will normally wire funds on the second business day. Contact your bank about the time of receipt and availability.

Not applicable.

Systematic Redemption Plan:

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. A fee of $1.50 or less may be charged for each withdrawal. You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. We will continue withdrawals until your shares are gone or until the Fund or you cancel the plan.

Monthly Exchanges:

You may authorize monthly exchanges from your account ($100 minimum) to another AFBA 5Star Fund or the AFBA 5Star Money Market Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

AFBA 5Star Fund, Inc.

AFBA 5Star Balanced Fund

AFBA 5Star Equity Fund

AFBA 5Star High Yield Fund

AFBA 5Star USA Global Fund

Additional Information

A Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this Prospectus. The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may obtain a free copy of these documents by calling or writing or e-mailing the Fund as shown below. You also may call the toll free number given below to request other information about the Fund and to make shareholder inquiries.

You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. You can obtain information about the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102.

AFBA
5Star
Fund, Inc.

AFBA 5Star Investment Management Company
909 N. Washington Street
Alexandria, Virginia 22314
1-800-243-9865
www.afba.com

Shareholder Inquiries 1-888-578-2733

Investment Company Act

file number

A12-P7-01

811-8035

AFBA 5STAR FUND, INC.

Consisting of:

AFBA 5STAR BALANCED FUND

AFBA 5STAR EQUITY FUND

AFBA 5STAR HIGH YIELD FUND

AFBA 5STAR USA GLOBAL FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated July 31, 2001

This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectus dated June 1, 2001 for Class A, B, and C shares (the "Class A, B and C Prospectus") and the Prospectus dated July 31, 2001 for Class I shares (the "Class I Prospectus") (together, the "Prospectuses"). The audited financial statements and notes thereto in the AFBA 5Star Fund, Inc. Annual Report to Shareholders for the fiscal year ended March 31, 2001 are incorporated into this SAI by reference. To obtain a free copy of the Prospectus or any Annual or Semi-Annual Report to shareholders, please call the Company toll-free at 1-800-243-9865.

TABLE OF CONTENTS

Fund History

Information About the Funds' Investments and Risks

Classification

Investment Strategies and Risks

Fundamental Investment Policies and Restrictions

Non-Fundamental Investment Policies and Restrictions

Temporary Defensive Position

Portfolio Turnover

Management of AFBA 5Star Fund, Inc.

Directors and Officers

Compensation

Code of Ethics

Control Persons and Principal Holders of Securities

Investment Advisory and Other Services

Manager and Sub-Advisor

Administration and Accounting Services

Additional Service Provides

Prior Underwriter, Distributor and Transfer Agent

Distribution of Shares and Rule 12b-1 Plan

Brokerage Allocation and Other Practices

Capital Stock and Other Securities

Purchasing and Selling Shares

Purchases

Sales (Redemptions)

Additional Purchase and Redemption Policies

How Share Price Is Determined

Distributions and Taxes

Performance Measures

Financial Statements

Appendix-Credit Ratings

Page 3 3 3 3 6 7 8 8 8 8 10 10 10 10 10 11 11 11 12 13 14 15 15 16 16 17 18 20 21 22

FUND HISTORY

AFBA 5Star Fund, Inc. (the "Company") was organized as a Maryland corporation on January 9, 1997, and is currently operating four (4) separate investment portfolios: the AFBA 5Star Balanced Fund, AFBA 5Star Equity Fund, AFBA 5Star High Yield Fund and AFBA 5Star USA Global Fund (hereafter, the "Funds").

INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

Classification: The Company is classified and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is classified as diversified under the 1940 Act. These classifications mean that the assets of the Funds are invested in a diversified portfolio of securities and the Funds operate as mutual funds, allowing shareholders to buy and sell shares at any time (as described in the Prospectuses).

Investment Strategies and Risks. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds. Each Fund's objectives and policies as described in this section will not be changed without approval of a majority of the Fund's outstanding shares.

AFBA 5Star Balanced Fund - seeks both long-term capital growth and high current income. Long-term capital growth is intended to be achieved primarily by the Fund's investment in common stocks and secondarily by the Fund's investment in convertible bonds and convertible preferred stocks. High current income is intended to be achieved by the Fund's investment in corporate bonds, government bonds, mortgage-backed securities, convertible bonds, preferred stocks and convertible preferred stocks.

It is expected that the majority of common stocks purchased by the Fund will be large capitalization companies with most, if not all, listed on the New York Stock Exchange. Large capitalization stocks are considered to be those with capitalization in excess of $1 billion. It is not the manager's intention to make wide use of Nasdaq-traded, smaller capitalization common stocks (capitalization of less than $1 billion). The Fund may invest up to 75% of its assets in corporate bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Fund manager expects that generally these securities may be rated below investment grade (BBB) or its equivalent by the major rating agencies.

Securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("Standard & Poor's") are commonly known as junk bonds and are considered to be high risk.  Yields on such bonds will fluctuate over time, and achievement of the Fund's investment objective may be more dependent on the Fund's own credit analysis than is the case for higher rated bonds.  Up to 20% of the Fund's assets may be invested in debt securities which are rated less than B or are unrated.  The Fund will not invest in securities that, at the time of initial investment, are rated less than B by Moody's or Standard & Poor's.  Securities that are subsequently downgraded in quality below B may continue to be held by the Fund, and will be sold only at the Fund adviser's discretion.  In addition, the credit quality of unrated securities purchased by the Fund must be, in the opinion of the Fund's adviser, at least equivalent to a B rating by Moody's or Standard & Poor's.  Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities.  Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies.  (See "High Yielding Debt Securities.")

AFBA 5Star Equity Fund - seeks long-term capital growth by investing primarily in common stocks.  Realization of dividend income is a secondary consideration.  AFBA 5Star Equity Fund will normally invest in a broad array of common stocks, in terms of companies and industries. It is expected that the majority of common stocks purchased in the Fund will be large capitalization companies with most, if not all, listed on the New York Stock Exchange.

AFBA 5Star High Yield Fund - primarily seeks a high level of current income and secondarily, capital growth.  The Fund invests primarily in a diversified portfolio of high-yielding fixed income securities.  High current income is intended to be achieved by the Fund's investment in fixed income securities, without restriction, such as corporate bonds, government bonds, convertible bonds, preferred stocks and convertible preferred stocks.  The Fund may not invest in foreign government bonds.  Capital growth is intended to be achieved by the appreciation of fixed income and equity investments held in the Fund.

The Fund may invest up to 100% of its assets in fixed income securities, including without limitation, corporate bonds, convertible bonds, preferred stocks and convertible preferred stocks. These securities may be rated below investment grade by the major rating agencies or, if unrated, are in the opinion of the manager of similar quality.  Securities rated Baa and below by Moody's or BBB and below by Standard & Poor's are commonly known as "junk bonds" and are considered to be high risk (see "High Yielding Debt Securities"). Yields on such bonds will fluctuate over time, and achievement of the Fund's investment objective may be more dependent on the Fund's own credit analysis than is the case for higher rated bonds.  Up to 20% of the Fund's assets may be invested in debt securities which are rated less than B at the time of purchase or if unrated are in the opinion of the manager of similar quality.  Securities rated B or higher at the time of purchase, which are subsequently downgraded, will not be subject to this limitation.  The lowest rating that may be held in the Fund is D, or that of defaulted securities. The Fund will not purchase obligations that are in default, but may hold in the portfolio securities that go into default subsequent to acquisition by the Fund.

The proportion of the Fund invested in each type of security is expected to change over time in accordance with the investment manager's interpretation of economic conditions and underlying security values.  However, it is expected that a minimum of 65% of the Fund's total assets will always be invested in fixed income securities and that a maximum of 10% of its total assets will be invested in equity securities.  The Fund's flexible investment policy allows it to invest in securities with varying maturities; however, it is anticipated that the average maturity of securities acquired by the Fund will not exceed 15 years.  The average maturity of the Fund will be generally ten years or less.

Sometimes the Fund's manager may believe that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions.  To achieve a defensive posture, the manager may take any one or more of the following steps with respect to assets in the Fund's portfolio: (1) shortening the average maturity of the Fund's debt portfolio; (2) holding cash or cash equivalents; and (3) emphasizing high-grade debt securities.  Use of a defensive posture by the Fund's manager may involve a reduction in the yield on the Fund's portfolio.

AFBA 5Star USA Global Fund - seeks capital growth by investing in common stocks of companies based in the United States that receive greater than 40% of their revenues or income from international operations; measured as of the preceding four completed quarters of business or the respective company's most recently completed fiscal year.  The Fund will invest in common stocks considered by the manager to have above average potential for appreciation; income is a secondary consideration.  Under normal circumstances, the Fund will invest a majority of its assets in common stocks listed on the New York Stock Exchange.

INVESTMENT

ADRs. The AFBA 5Star Equity Fund may gain international exposure through investing in American Depositary Receipts (ADRs).  ADRs,  which are issued by domestic banks, are publicly traded in the United States and represent ownership in underlying foreign securities.  The Fund does not intend to invest directly in foreign securities or foreign currencies.

Up to 25% of the AFBA 5Star Equity Fund's total assets may be invested in ADRs.  Most ADRs are traded on a U.S. stock exchange and can be sponsored or unsponsored.  Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR

ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currency.  However, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADRs with respect to the U.S. dollar.

Asset-Backed Securities. The AFBA 5Star High Yield Fund may invest in asset-backed securities.  Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, other types of receivables or assets.  Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party.  Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Cash Management.For purposes including, but not limited to, meeting redemptions and unanticipated expenses, the Funds may invest a portion of their assets in cash or high-quality, short term debt obligations readily changeable into cash.  In addition, the Funds may invest up to 100% of their respective assets in such securities for temporary, emergency purposes.   Such high quality, short-term obligations include:  money market securities, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities.  Investments in commercial paper are restricted to companies in the top two short-term rating categories by Moody's and Standard & Poor's.

Covered Call Options. Each Fund is authorized to write (i.e. sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options.  A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities.

Up to 25% of a Fund's total assets may be subject to covered call options.  By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.  In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.  A closing purchase transaction cancels out a Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written.  Upon the termination of a Fund's obligation under a covered call option other than through exercise of the option, the Fund will realize a short-term capital gain or loss.  Any gain realized by a Fund from the exercise of an option will be short- or long-term depending on the period for which the stock was held.  The writing of covered call options creates a straddle that is potentially subject to the straddle rules, which may override some of the foregoing rules and result in a deferral of some losses for tax purposes.

High Yielding Securities. The AFBA 5Star Balanced Fund and the AFBA 5Star High Yield Fund invest in high-yielding, high-risk debt securities (so-called "junk bonds").  These lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due.  In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.  More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments.  Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.  Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings.  Therefore, past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.  Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions.  Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a negative impact on the market for high-yield/high-risk bonds.

Credit quality of lower-rated securities can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield/high-risk security.  For these reasons, it is the Funds' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the investment adviser's own independent and ongoing review of credit quality. As a mutual fund investing in fixed income securities, each of the Funds is subject primarily to interest rate, income and credit risk.  Interest rate risk is the potential for a decline in bond prices due to rising interest rates.  In general, bond prices vary inversely with interest rates.  When interest rates rise, bond prices generally fall.  Conversely, when interest rates fall, bond prices generally rise.  The change in price depends on several factors, including the bond's maturity date.  In general, bonds with longer maturities are more sensitive to interest rates than bonds with shorter maturities.

The Funds are also subject to income risk, which is the potential for a decline in the respective Fund's income due to falling market interest rates.  In addition to interest rate and income risks, each Fund is subject to credit risk as defined above. The credit risk of a Fund depends on the quality of its investments.  Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

Money Market Securities. Investments by the Funds in money market securities shall include government securities, commercial paper, bank certificates of deposit and repurchase agreements collateralized by government securities.  Investment in commercial paper is restricted to companies in the top two rating categories by Moody's and Standard & Poor's.

Repurchase Agreements. The Funds may invest in issues of the United States Treasury or a United States government agency subject to repurchase agreements.  A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the respective Fund.

The Funds will enter into repurchase agreements only with United States banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors of the Company. The term to maturity of a repurchase agreement normally will be no longer than a few days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 15% of the net assets of the Fund.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fundmay incur a loss when the securities are sold.  If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings.  Finally, it is possible that a Fund may not be able to perfect its interest in the underlying securities.  While the Fund's manager acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

 Small Capitalization Securities. Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. Investment in smaller company securities may involve greater price volatility than securities of larger, more established companies. AFBA 5Star Equity Fund and AFBA 5Star Balanced Fund may occasionally invest in equity securities of such smaller companies, therefore investments in these Funds may be more suitable for long-term investors who can bear the risk of these fluctuations.

Fundamental Investment Policies and Restrictions. The following fundamental policies have been adopted by each Fund.  These policies cannot be changed without the approval of a "majority of the outstanding voting securities of the Fund."  Under the 1940 Act, a "majority of the outstanding voting securities" of a  Fund means the vote of:  (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.  In cases where the current legal or regulatory limitations are explained, such explanations are not part of the fundamental restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.

Each portfolio within the AFBA 5Star Fund, Inc. will not:

(1) purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holding of the Fund in the securities of such issuer exceeds 5% of the value of the Funds' total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2) engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided  that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities) or futures contracts;

(3) underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933);

(4) make loans to any of its officers, Directors or employees, or to its manager, general distributor or officers or Directors thereof;

(5) make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

(6) invest in companies for the purpose of exercising control of management;

(7) purchase securities on margin, or sell securities short, except that the Fund may write covered call options;

(8) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

(9)   invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors have not had at least three years' continuous operations;

(10) except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or Directors, its manager or underwriter, or their officers or Directors, or any organization in which such persons have a financial interest;

(11) borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1;

(12) make itself or its assets liable for the indebtedness of others;

(13) invest in securities which are assessable or involve unlimited liability; or

(14) purchase any securities which would cause 25% or more of the assets of the Fund at the time of purchase to be invested in any one industry.  In applying this restriction, it is a matter of non-fundamental policy that investment in certain categories of companies will not be considered to be investments in a particular industry.  For example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Investment Policies and Restrictions. In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, each Fund is subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

Other Investment Companies. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds. Under current legal and regulatory requirements, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of any investment company or invest more than 10% of its total assets in the securities of other investment companies.

Temporary Defensive Position. The Funds may invest up to 100% of their respective assets in such securities for temporary, emergency purposes. Such high quality, short-term obligations include: money market securities, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. Investments in commercial paper are restricted to companies in the top two short-term rating categories by Moody's and Standard & Poor's.

Portfolio Turnover. Annual portfolio turnover ratios for time periods indicated are as follows:

Name of Fund	Fiscal Year Ended March 31, 1999	Fiscal Year Ended March 31, 2000	Fiscal Year Ended March 31, 2001
AFBA 5Star Balanced Fund	53%	44%	28%
AFBA 5Star Equity Fund	64%	31%	29%
AFBA 5Star High Yield Fund	11%	34%	36%
AFBA 5Star USA Global Fund	19%	36%	14%

MANAGEMENT OF AFBA 5STAR FUND, INC.

Directors and Officers. The Funds are managed by AFBA 5Star Investment Management Company subject to the supervision and control of the Board of Directors of the Company.  The following lists the officers and Directors of the Funds, their age, address and principle occupation.

Name, Age and Address	Position(s) with the Company	Principal Occupation(s) During Past Five Years
*Lieutenant General C.C. Blanton, USAF (Ret.) (71) 909 North Washington Street Alexandria, Virginia 22314	Chairman and Director	President, Chief Executive Officer, Armed Forces Benefit Association; Chairman, 5Star Financial Company; Chairman, 5Star Bank; Chairman, 5Star Life Insurance Company; Chairman, AFBA 5Star Investment Management Company.

*John A. Johnson (64) 909 North Washington Street Alexandria, Virginia 22314	President and Director	President, Chief Executive Officer, Director, 5Star Financial Company; President, Chief Executive Officer, Director, AFBA 5Star Investment Management Company; 5Star Administrators, Inc.; and AFBA 5Star Securities Company. Formerly, President and Chief Executive Officer, 5Star Life Insurance Company.
*John C. Kornitzer (55) 5420 W. 61st Place Shawnee Mission, KS 66205-3084	Director	President, Kornitzer Capital Management, Inc; formerly Vice President of Investments, Employers Reinsurance Corp.
General Monroe W. Hatch, Jr., USAF (Ret.) (67) 8210 Thomas Ashleigh Lane Clifton, Virginia, 20124	Director	President, Professional Services, Consultant to Industry; formerly Executive Director, Air Force Association.
General Louis C. Wagner, Jr., USA (Ret.) (69) 6309 Chaucer Lane Alexandria, Virginia 22304	Director	Private Consultant
Brigadier General Henry J. Sechler, USAF (Ret.) (69) 3190 Fairview Park Drive Falls Church, Virginia 22030	Director	Retired since 1997; formerly, Vice President, General Dynamics Corp.
Kimberley E. Wooding (33) 909 North Washington Street Alexandria, Virginia 22314	CFO and Treasurer	Executive Vice President and Chief Financial Officer, 5Star Life Insurance Company, AFBA 5Star Investment Management Company and AFBA 5Star Securities Company. Formerly, Manager, Price Waterhouse, LLP.

Name, Age and Address	Position(s) with the Company	Principal Occupation(s) During Past Five Years
Michael E. Houchins (31) 909 North Washington Street Alexandria, Virginia 22314	Vice President and Secretary	Vice President and Controller of 5Star Life Insurance Company and AFBA 5Star Investment Management Company. Formerly, Auditor, PricewaterhouseCoopers LLP.
Andrew J. Welle (34) 909 North Washington Street Alexandria, Virginia 22314	Vice President	Vice President of AFBA 5Star Securities Company. Director for Distribution, AFBA 5Star Investment Management Company.
Lorraine J. Lennon (40) 909 North Washington Street Alexandria, Virginia 22314	Vice President - Compliance	Vice President of Compliance for 5Star Life Insurance Company, AFBA 5Star Investment Management Company and AFBA 5Star Securities Company. Formerly Chief Compliance Officer, Banner Life Insurance Company and Banner Financial Services Group.
Jeffrey C. Sandefur (56) 909 North Washington Street Alexandria, Virginia 22314	Assistant Secretary	Sr. Vice President, Marketing, 5Star Financial Company, 5Star Bank and 5Star Life Insurance Company.
John R. Moorman (31) 909 North Washington Street Alexandria, Virginia 22314	Assistant Vice President	Distribution Manager, AFBA 5Star Investment Management Company
Stephanie M. Bowers (30) 909 North Washington Street Alexandria, Virginia 22314	Assistant Vice President, Compliance	Distribution Manager, AFBA 5Star Investment Management Company.
Mary Jane Maloney (43) PFPC Inc. 400 Bellevue Parkway Wilmington, DE 19809	Assistant Secretary	Vice President, Regulatory Administration, PFPC Inc.
Joel Weiss (38) PFPC Inc. 103 Bellevue Parkway Wilmington, DE 19809	Assistant Treasurer	Managing Director, Fund Accounting and Administration, PFPC Inc.
David Castaldi (35) PFPC Inc. 103 Bellevue Parkway Wilmington, DE 19809	Assistant Treasurer	Director, Fund Accounting and Administration, PFPC Inc.
_______________________________________

* Directors who are interested persons as that term is defined in the 1940 Act.

Compensation. None of the officers or directors are paid by the company for their normal duties and services. Their compensation and expenses arising out of normal operations will be paid by the manager under the provisions of the Management Agreement.

Code of Ethics. The Company, the manager and the sub-adviser have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by any Fund, subject to certain general restrictions and procedures. The codes of ethics are on file with the Securities and Exchange Commission.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons. Persons or organizations beneficially owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" a Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund.

Principal Holders. As of July 16, 2001, Armed Forces Benefit Association (AFBA), 909 N. Washington Street, Alexandria, VA 22314 owned of record 5% or more of the outstanding shares of the original class of shares of AFBA 5Star Balanced Fund, AFBA 5Star Equity Fund, AFBA 5Star High Yield Fund and AFBA 5Star USA Global Fund as follows, 92.50%, 69.39%, 78.75% and 78.97%, respectively..

Management Ownership. The officers and directors as a group own less than 1% of any of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Sub-Adviser. AFBA 5Star Investment Management Company acts as manager of the Funds and is a registered investment adviser under the Investment Advisers Act of 1940.  It organized the Company in 1997 and employs at its own expense Kornitzer Capital Management, Inc. to serve as the sub-adviser to the Funds.

For its services as manager, the Funds pay AFBA 5Star Investment Management Company a fee at the annual rate of 0.80% of average daily net assets.  From these management fees, AFBA 5Star Investment Management Company pays all the Funds' expenses except those directly payable by the Funds.  AFBA 5Star Investment Management Company  pays Kornitzer Capital Management, Inc. a fee of 33/100 of 1% (.33%).  AFBA 5Star Investment Management Company received the following management fees from the respective Funds for the time periods indicated:

Name of Fund	Fiscal Year Ended March 31, 1999	Fiscal Year Ended March 31, 2000	Fiscal Year Ended March 31, 2001
AFBA 5Star Balanced Fund	$40,019	$62,926	$194,149
AFBA 5Star Equity Fund	$56,947	$ 95,190	$172,088
AFBA 5Star High Yield Fund	$29,036	$ 46,250	$65,865
AFBA 5Star USA Global Fund	$43,588	$ 91,231	$264,485

Kornitzer Capital Management, Inc. was founded in 1989 and is a private investment research and counseling organization serving individual, corporate and other institutional clients. Kornitzer Capital Management, Inc. also serves as investment adviser to the Buffalo Group of Mutual Funds.  The following amounts were paid to Kornitzer Capital Management, Inc. for its services from AFBA 5Star Investment Management, Inc.:

Name of Fund	Fiscal Year Ended March 31, 1999	Fiscal Year Ended March 31, 2000	Fiscal Year Ended March 31, 2001
AFBA 5Star Balanced Fund	$13,339	$20,954	$64,069
AFBA 5Star Equity Fund	$18,965	$31,698	$56,789
AFBA 5Star High Yield Fund	$9,679	$15,401	$21,735
AFBA 5Star USA Global Fund	$14,555	$30,380	$87,280

Each Fund shall bear the cost of personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent auditors and legal counsel; rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company; any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed in the Management Agreement by the Manager.

In addition, on March 26, 2001, AFBA 5Star Investment Management Company entered into a contractual agreement whereby it agreed to waive fees and/or pay expenses of the Funds to the extent necessary to limit each Fund's Total Annual Fund Operating Expenses to no more than 1.08% of average annual net assets for a period of at least three years.

Administration and Accounting Services.  Under a separate Administration and Accounting Services Agreement, PFPC Inc., ("PFPC") 400 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for the Funds. These services include preparing shareholder reports, providing statistical data and preparing and filing federal and state tax returns on behalf of the Funds.  In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Funds.  The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of each Fund.  The Administration and Accounting Services Agreement provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreement.  For the period January 1, 2001 to March 31, 2001, PFPC received $30,426 from the Funds for its administration and accounting services.  Prior to January 1, 2001, Jones & Babson, Inc. provided administration services and was compensated as described below.

Additional Service Providers

Independent Auditors. The Funds' financial statements are audited by independent auditors approved by the Directors each year. PricewaterhouseCoopers LLP, 250 W. Pratt Street, Suite 2100, Baltimore, MD 21201-2304 is the independent auditor for the Funds..

Custodian. PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, PA 19153, serves as the custodian.

Transfer Agent. PFPC Inc., 211 South Gulph Road, King of Prussia, PA 19406 also serves as the transfer agent.

Counsel. The law firm of Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as counsel to the Company.

Prior Underwriter, Distributor and Transfer Agent. Prior to January 1, 2001, the manager employed at its own expense, Jones & Babson, Inc. as the Company's underwriter and distributor and prior to February 26, 2001, the manager employed Jones & Babson, Inc. as the Company's transfer agent.  The following amounts were paid to Jones & Babson, Inc. for its services by AFBA 5Star Investment Management Company:

Name of Fund	Fiscal Year Ended March 31, 1999	Fiscal Year Ended March 31, 2000	Fiscal Year Ended March 31, 2001
AFBA 5Star Balanced Fund	$3,120	$13,844	$27,376
AFBA 5Star Equity Fund	$10,224	$26,653	$33,927
AFBA 5Star High Yield Fund	$0	$6,938	$6,780
AFBA 5Star USA Global Fund	$4,071	$25,545	$49,434

DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Pursuant to an Underwriting Agreement (the "Underwriting Agreement"), PFPC Distributors, Inc. ("PFPC Distributors"), 3200 Horizon Drive, King of Prussia, PA 19406, serves as the distributor of the Funds' shares. The terms of the Underwriter Agreement grant PFPC Distributors the right to sell the shares of the Funds as agent for the Funds. Shares of the Funds are offered continuously.

Under the terms of the Underwriting Agreement, PFPC Distributors agrees to use all reasonable efforts to secure purchasers for shares of the Funds and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of the Funds'shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Funds'Distribution Plan for its Class B Shares (the "Class B Plan") and Class C Shares (the "Class C Plan"), each of which have been adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Rule 12b-1 Plans"). PFPC Distributors receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Class A shares of the Funds.

The Underwriting Agreement became effective as of January 1, 2001 and continues in effect for a period of two years. Thereafter, the Underwriting Agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Directors, including a majority of the non-interested Directors.

The Underwriting Agreement provides that PFPC Distributors, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under each agreement, will not be liable to any of the Funds or its shareholders for losses arising in connection with the sale of shares of the Funds.

The Underwriting Agreement terminates automatically in the event of an assignment, and is terminable without payment of any penalty with respect to a Fund (i) (by vote of a majority of the Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Funds or any agreements related to such plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days' written notice to PFPC Distributors; or (ii) by PFPC Distributors on sixty (60) days' written notice to the Company.

PFPC Distributors will be compensated for distribution services according to the Rule 12b-1 Plans, regardless of PFPC Distributors' expenses. The Rule 12b-1 Plans provide that PFPC Distributors will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, PFPC Distributors may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with PFPC Distributors and other financial institutions for distribution and shareholder servicing activities.

The Class B Plan further provides that monthly payments shall be made in the amount of 0.75% per annum of the Class B shares' average net assets as compensation for PFPC Distributors' role in the distribution of a Fund's Class B shares. The Class C Plan provides that monthly payments shall be made in the amount of 0.75% per annum of the average daily net assets to a Fund's Class C shares (or such lesser amount as may be established by a majority of the Board of Directors, including a majority of the non-interested Directors) as compensation for PFPC Distributors' role in the distribution of a Fund's Class C shares.

Under the Class B Plan and Class C Plan, if any payments made by the manager out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by a Fund of the distribution of its shares, such payments are authorized. A Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Class B Plan or Class C Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

When purchasing Class A shares, a sales charge will be incurred at the time of purchase (a "front-end load") based on the dollar amount of the purchase. The maximum initial sales charge is 5.50% (3.75% for the High Yield Fund), which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waiver" in the Class A, B, and C Prospectus. Although purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a contingent deferred sales charge ("CDSC") of 1.00% if the shares are redeemed within one year after purchase.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of each of the Fund's shares or to compensate PFPC Distributors for its efforts to sell the shares of each Fund.

AFBA 5Star Balanced Fund
AFBA 5Star Equity Fund
AFBA 5Star USA Global Fund
YOUR INVESTMENT	AS A PERCENTAGE OF OFFERING PRICE	AS A PERCENTAGE OF YOUR INVESTMENT	DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
$50,000 and less	5.50%	5.82%	5.00%
$50,000 up to $150,000	4.50%	4.71%	3.75%
$150,000 up to $250,000	3.50%	3.63%	2.75%
$250,000 up to $500,000	2.50%	2.56%	2.00%
$500,000 up to $1,000,000	2.00%	2.04%	1.50%
Over $1,000,000	0.00%	0.00%	0.00%

AFBA 5Star High Yield Fund
YOUR INVESTMENT	AS A PERCENTAGE OF OFFERING PRICE	AS A PERCENTAGE OF YOUR INVESTMENT	DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
$50,000 and less	3.75%	3.90%	3.25%
$50,000 up to $150,000	3.00%	3.09%	2.50%
$150,000 up to $250,000	2.25%	2.30%	1.75%
$250,000 up to $500,000	1.50%	1.52%	1.25%
$500,000 up to $1,000,000	1.00%	1.01%	0.75%
Over $1,000,000	0.00%	0.00%	0.00%

BROKERAGE ALLOCATION AND OTHER PRACTICES.

Decisions to buy and sell securities for the Funds are made by AFBA 5Star Investment Management Company, Inc. pursuant to recommendations by Kornitzer Capital Management, Inc. Officers of the Company and AFBA 5Star Investment Management Company, Inc. are generally responsible for implementing and supervising these decisions, including allocation of portfolio brokerage and principal business and the negotiation of commissions and/or price of the securities. In instances where securities are purchased on a commission basis, the Funds will seek competitive and reasonable commission rates based on circumstances of the trade involved and to the extent that they do not detract from the quality of the execution. Following is information on the amount of brokerage commissions paid by each Fund during the periods indicated:

Name of Fund	Fiscal Year Ended March 31, 1999	Fiscal Year Ended March 31, 2000	Fiscal Year Ended March 31, 2001
AFBA 5Star Balanced Fund	$7,330	$7,696	$31,393
AFBA 5Star Equity Fund	$11,456	$12,770	$22,710
AFBA 5Star High Yield Fund	$313	$203	$977
AFBA 5Star USA Global Fund	$6,980	$8,594	$49,499

The level of brokerage commissions generated by a Fund is directly related to the number and size of buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of the Fund, the manager's interpretation of the market or economic environment, etc. The Funds, in purchasing and selling portfolio securities, will seek the best available combination of execution and overall price (which shall include the cost of the transaction) consistent with the circumstances which exist at the time. The Funds do not intend to solicit competitive bids on each transaction.

The Funds believe it is in their best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services provided to the respective Fund. The Funds may execute a substantial portion of the portfolio transactions through brokerage firms which are members of the New York Stock Exchange or through other major securities exchanges. When buying securities in the over-the-counter market, the Funds will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere. The Funds will not normally pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who did not provide such benefits or services. However, the Funds reserve the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934 when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by the Boards of Directors of the Company.

It is not the Funds' practice to allocate brokerage or principle business on the basis of sales of their shares which may be made through such firms. However, they may place portfolio orders with qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds' shares for their clients.

Research services furnished by broker-dealers may be useful to the Funds' manager and its sub-adviser in serving other clients, as well as the Funds. Conversely, the Funds may benefit from research services obtained by the manager or sub-adviser from the placement of portfolio brokerage of other clients.

When the manager in its fiduciary duty believes it to be in the best interest of the shareholders, the Funds may join with other clients of the manager and its sub-adviser in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed among the Funds and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

CAPITAL STOCK AND OTHER SECURITIES

The Company issues four separate classes of shares, Class I, Class A, Class B and Class C. The shares of each Fund, when issued and paid for in accordance with its prospectus, will be legally outstanding, fully paid and non-assessable shares. .

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class B and Class C shares bear Rule 12b-1 distribution expenses and shareholder service fees of 0.75% and 0.25% of the average net assets of the respective Class B and Class C shares and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the Rule 12b-1 fee may be paid. Each Class except Class I bears a shareholder service fee of 0.25% of the average net assets of the Class. The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 fees; accordingly, the net asset value of Class A, Class B and Class C shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Company may create other series of stock but will not issue senior securities. Shareholders do not have pre-emptive or conversion rights.

Non-cumulative voting – Shares of the Fund have non-cumulative voting rights, which means that the holders of 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors.

The Company will not hold annual meetings except as required by the 1940 Act and other applicable laws. Under Maryland law, a special meeting of shareholders of the Company must be held if the Company receives the written request for a meeting from the shareholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.

The Company has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the shareholders entitled to vote at the meeting.

PURCHASING AND SELLING SHARES

Purchases. We will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not completed properly as described in the prospectus. If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Fund.

By Mail: You or your financial intermediary may purchase shares by sending a check drawn on a U.S. bank payable to AFBA 5Star Fund, along with a completed application. If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:	Overnight mail:
AFBA 5Star Funds	AFBA 5Star Funds
c/o PFPC Inc	c/o PFPC Inc
P.O. Box 61503	211 S. Gulph Road
King of Prussia, PA 19406	King of Prussia, PA 19406

By Wire: You may purchase shares by wiring federal funds readily available. Please call PFPC at (888) 578-2733 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number..

Annual Statements. Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account which provides necessary tax information. A duplicate copy of a past annual statement is available from PFPC. at its cost, subject to a minimum charge of $5 per account, per year requested.

The Funds reserve the right in their sole discretion to withdraw all or any part of the offering made by the prospectuses or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

Sales (Redemptions). The Company will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Company cannot process transaction requests that are not complete and in good order. The Company must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued.

You or your financial intermediary may sell your shares on any Business Day as described below. A Business Day is any day that both the New York Stock Exchange (the "Exchange") and PFPC., the Transfer Agent, are open for business. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of your financial intermediary to transmit redemption orders and credit your account with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt.

By Mail: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions, which are not participating in one of these programs will not be accepted. You can obtain one from most banking institutions or securities brokers, but not from a Notary Public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:	Overnight mail:
AFBA 5Star Funds	AFBA 5Star Funds
c/o PFPC Inc	c/o PFPC Inc
P.O. Box 61503	211 S. Gulph Road
King of Prussia, PA 19406	King of Prussia, PA 19406

By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. However, there are certain risks. Each Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

Additional Purchase and Redemption Policies. The company reserves the right to:

  Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders of a Fund's special investment programs.
  Cancel or change the telephone investment service, the telephone/telegraph exchange service and the automatic monthly investment plan without prior notice to you where in the best interest of the Funds and its investors.
  Begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice to you.
  Begin charging a fee for the telephone/telegraph service and to cancel or change the service upon 60 days written notice to you.
  Begin charging a fee for the systematic redemption plan upon 30 days written notice to you.
  Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. We may waive the signature guarantee requirement if you authorize the telephone/telegraph redemption method at the same time you submit the initial application to purchase shares.
  Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if we have other reason to believe that this requirement would be in the best interests of the Funds and their shareholders.
  If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until there are reasonable grounds to believe that the check has been collected (which could take up to 10 days).
  To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.
  When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than your cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to you, and the proceeds of a redemption may be subject to backup withholding.

Your right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Fund's securities or to determine the value of the Fund's net assets, or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by each Fund and valued in the same way as they would be valued for purposes of computing the net asset value of each Fund. If payment is made in securities, you may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of that particular Fund during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

How Share Price is Determined. Each Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued a fair value as determined under the direction of the Board of Directors.

PFPC determines the NAV per share of each Fund as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, PFPC and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in each Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund.

Shares will not be priced on those days the Funds are closed. As of the date of this SAI, those days are:

New Year's Day Martin Luther King, Jr. Day Presidents' Day Good Friday	Memorial Day Independence Day Labor Day Columbus Day	Veterans Day Thanksgiving Day Christmas Day

DISTRIBUTIONS AND TAXES

2001 Tax Act. On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (the Tax Act). The Tax Act includes provisions that significantly reduce individual income tax rates, provide for marriage penalty relief, eliminate current phase-outs of the standard deduction and personal exemptions, provide for additional savings incentives for individuals (generally by increasing the maximum annual contribution limits applicable to retirement and education savings programs), and provide for limited estate, gift and generation-skipping tax relief. While these provisions have an important tax impact on individual investors in a Fund, their impact on the Fund itself are limited (as is discussed in the paragraphs to follow).

Distributions of net investment income. A Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any dividends a Fund pays are taxable to you as ordinary income, whether you take them in cash or in additional shares.

Taxation of five year gains

  Shareholders in the 10 and 15% federal brackets. If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from a Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. A Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.
  Shareholders in higher federal brackets. If you are in a higher individual income tax bracket (for example, the 25%, 28%, 33% or 35% brackets when these brackets are fully phased-in in the year 2006, capital gain distributions are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any distributions from a Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

Distributions of capital gains. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term gains, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on a Fund.

Information on the tax character of distributions. A Fund will inform you of the amount of your income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements. To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes..

Redemption of Fund shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different AFBA 5Star Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Taxation of five year gains.

  Shareholders in the 10 and 15% federal brackets. If you are in the 10 or 15% individual income tax bracket, gains from the redemption of your Fund shares are generally subject to a maximum rate of tax of 10%. However, if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.
  Shareholders in higher federal brackets. If you are in a higher individual income tax bracket (for example, the 25%, 28%, 33% or 35% bracket when these brackets are fully phased-in), any gains from the redemption of your Fund shares are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any gains from the redemption of Fund shares purchased after January 1, 2001, and held for more than five years will be subject to a maximum rate of tax of 18%. You may, however, elect to mark your Fund shares to market as of January 2, 2001. If you make this election, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares as of January 2, 2001, and to restart your holding period in the shares as of that date. The election does not apply to Fund shares redeemed on or before January 2, 2001.

U.S. government obligations. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on Fund investments in other certain obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) of Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations. If you are a corporate shareholder, you should note that all of the Funds except AFBA 5Star High Yield Fund anticipate that some percentage of the dividends they pay will qualify for the dividends-received deduction. Qualifying dividends generally are limited to dividends of domestic corporations. You will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on them. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for this treatment. All dividends (including the deducted portion) must be included in your calculation of alternative minimum taxable income.

PERFORMANCE MEASURES

The Funds may advertise "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of each Fund's shares and assume that any income dividends and/or capital gains distributions made by the Funds during the period were reinvested in shares of the Funds. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Total Return. The Funds' "average annual total return" figures described and shown below are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

   P(1+T)n = ERV

  Where: P = a hypothetical initial payment
             of $1,000

         T = average annual total return

         n = number of years

       ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the 1, 5 or 10 year
             (or other) periods (or fractional portions thereof).

The table below shows the average annual return for Class I shares of each of the Funds for the specified periods.

	AFBA 5Star Balanced Fund	AFBA 5Star Equity Fund	AFBA 5Star High Yield Fund	AFBA 5Star USA Global Fund

For the year 4/1/00 - 3/31/01	(0.98%)	(9.97%)	13.49%	(19.34%)

From inception to 3/31/01*	6.38%	8.19%	4.53%	8.73%

*    The inception date of each Fund is June 3, 1997.

From time to time, AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund may quote its yield in advertisements, shareholder reports or other communications to shareholders. Yield is calculated according to the standardized SEC formula.

Current yield reflects the income per share earned by the Fund's investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

The SEC standardized yield formula is as follows:

Where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period.

Performance Comparisons. In advertisements or in reports to shareholders, a Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper Analytical Services, Inc. (Lipper), a widely recognized independent service which monitors the performance of mutual funds. The Fund may compare its performance to the Standard & Poor's 500 Stock Index (S&P 500), an index of unmanaged groups of common stocks, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Russell 2000 Index, a small company stock index, or the Consumer Price Index. .

Performance rankings, recommendations, published editorial comments and listings reported in Money, Barron's, Kiplinger's Personal Finance Magazine, Financial World, Forbes, U.S. News & World Report, Business Week, The Wall Street Journal, Investors Business Daily, USA Today, Fortune and Stanger's may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from Morningstar Mutual Funds, Personal Finance, Income and Safety, The Mutual Fund Letter, No-Load Fund Investor, United Mutual Fund Selector, No-Load Fund Analyst, No-Load Fund X, Louis Rukeyser's Wall Street newsletter, Donoghue's Money Letter, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service and Donoghue's Mutual Fund Almanac.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2001 (the "2001 Annual Report") are incorporated into this SAI by reference. No other parts of the 2001 Annual Report are incorporated by reference herein. The 2001 financial statements included in the 2001 Annual Report have been audited by PricewaterhouseCoopers, LLP, whose report thereon is also incorporated herein by reference. Copies of the Annual Report and the unaudited Semi-Annual Report may be obtained at no charge by telephoning the Funds at 1-888-578-2733.

DESCRIPTION OF RATINGS

Standard & Poor's Corporation (S&P).

AAA Highest Grade. These securities possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

AA High Grade. Generally, these bonds differ from AAA issues only in a small degree. Here too, prices move with the long-term money market.

A Upper-medium Grade. They have considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and prin-cipal are regarded as safe. They predominately reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. (Moody's).

Aaa Best Quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa High Quality by All Standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

A Upper-medium Grade. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca repre-sent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Description of Commercial Paper Ratings:

Moody's . . . Moody's commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's has one rating - prime. Every such prime rating means Moody's believes that the commercial paper note will be redeemed as agreed. Within this single rating category are the following classifications:

Prime - 1 Highest Quality

Prime - 2 Higher Quality

Prime - 3 High Quality

The criteria used by Moody's for rating a commercial paper issuer under this graded system include, but are not limited to the following factors:

(1) evaluation of the management of the issuer;

(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;

(3) evaluation of the issuer's products in relation to competition and customer acceptance;

(4) liquidity;

(5) amount and quality of long-term debt;

(6) trend of earnings over a period of ten years;

(7) financial strength of a parent company and relationships which exist with the issuer; and

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

S&P . . .Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming.

A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only an adequate capacity for timely payment. Furthermore, such capacity may be damaged by changing condi-tions or short-term adversities.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D This rating indicates that the issuer is either in default or is expected to be in default upon maturity.